Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2018
Trade and other receivables and other current assets
Trade and other receivables and other current assets

16. Trade and other receivables and other current assets

	December 31,
	2018	2017	2016
	(Euro, in thousands)
Trade receivables	€9,206	€22,133	€6,629
Prepayments	142	543	21
Other receivables	9,261	5,289	3,078
Trade and other receivables	18,609	27,966	9,728
Inventories	276	279	300
Current restricted cash	—	—	6,570
Accrued income	3,863	2,584	3,617
Deferred charges	4,104	3,825	3,621
Other current assets	8,244	6,688	14,109
Total trade and other receivables & other current assets	€26,852	€34,653	€23,836

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued income from subsidy projects and deferred charges.

On December 31, 2018, we did not have any provision for expected credit losses.

 Current restricted cash amounted to €6.6 million on December 31, 2016, and the escrow account containing part of the proceeds from the sale of the service division in 2014 was fully released in the course of 2017 after final agreement between Charles River and Galapagos. We refer to note 27 “Contingent assets and liabilities” for further explanations.